UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 10, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                  000-54194                26-1284382
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                  Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


          -----------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                        SECTION 5 - CORPORATE GOVERNANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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DEPARTURE OF OFFICERS AND DIRECTORS

On July 3, 2012, Latitude Solutions, Inc.'s ("the Company") Board of Directors accepted the resignation of Mr. Jerry J. Langdon as the Chief Executive Officer and the Chairman of the Board of the Company.

Under his employment agreement, Mr. Langdon was issued 200,000 shares of the Company's restricted common stock and an option exercisable for 1,000,000 shares of the Company's common stock. As part of his resignation, he has returned both the 200,000 shares and the 1,000,000 share option.

On July 3, 2012, the Company's Board of Directors accepted the resignation of Mr. Matthew J. Cohen as Chief Financial Officer, Secretary, Treasurer, and a Director of the Company. In addition, Mr. Cohen resigned as a Manager and/or Officer of the Company's various subsidiaries. As part of his resignation, Mr. Cohen returned 550,000 shares of the Company's common stock.

On July 3, 2012, the Company's Board of Directors accepted the resignation of Mr. Lynden Rose as a Director of the Company.

APPOINTMENT OF CHIEF EXECUTIVE OFFICER

On July 3, 2012, Mr. Jeffrey A. Wohler was appointed Chief Executive Officer. Mr. Wohler had served as the Acting Chief Executive Officer from January 18, 2012 through May 21, 2012 and from May 21, 2012 had been serving as the President of the Company. Mr. Wohler has been a Director of the Company since January 18, 2012.

Mr. Wohler, age 65, has served as the Chief Executive Officer of Water the World, LLC, since its formation in August, 2011. Water the World, LLC is the Company's agency formed to utilize the Company's water remediation technologies to deploy in third world countries. From 1996 through July, 2010 Mr. Wohler served as Chief Executive Officer of LinMar Management, Inc., LinMar Properties, LLC, LinMar I, LLC, LinMar IV, LLC and LinMar VI, LLC, each of which are involved in the management and investment of real estate properties. Prior to his work with LinMar Management, Mr. Wohler was CEO of ATS, Ltd, American Trading Syndicate, Inc., and Amtrade, Inc., all of which were involved in the oil & gas, marine, and infrastructure development internationally.

Mr. Wohler received a Juris Doctorate from Western State University in 1977 and a Bachelor of Science in Accounting and Finance from California State University in 1973. Mr. Wohler will be able to provide the Board of Directors with his experience in business management, as well as experience in working within different industries, such as oil & gas and marine, gained during his years with LinMar.

APPOINTMENT OF CHIEF OPERATING OFFICER AND DIRECTOR

On July 3, 2012, Mr. J.W. (Bill) Rhea, IV was appointed Chief Operating Officer and a Director of the Company. Mr. Rhea, age 59, has over 37 years of business and petroleum engineering experience in all phases of the upstream exploration and production sectors of the oil & gas industry, both domestically and internationally, onshore and offshore. Mr. Rhea has been a petroleum engineering consultant to the industry for many years and has served in Senior Management and Chief Executive roles in several independent oil & gas companies, most

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recently including Gulf Energy Exploration Corp.,  Trinity Plumas Capital Corp.,
TexStar North America, Inc., APP Production Inc., BF Production Inc., and LAE Energy Inc. Since 2000, Mr. Rhea has been extensively involved in the various unconventional resource plays in North America, including the Eagle Ford Shale of South Texas, the Bakken Oil Shale of North Dakota, and the original Barnett Shale gas play in North Texas. Mr. Rhea is second generation in the oil & gas business. He earned a Bachelor of Science in Mechanical Engineering with Honors from the University of Texas at Austin and worked toward an MBA from the University of Texas, Permian Basin.

APPOINTMENT OF CHIEF FINANCIAL OFFICER

On July 3, 2012, Mr. James B. Smith was appointed Chief Financial Officer of the Company. Mr. Smith, age 58, was previously employed from 2003 through 2012 as:
Director, President and CFO of Tidelands Oil and Gas Corporation, a public company engaged in developing natural gas infrastructure projects; Resident Manager of two offices of Robnett & Company, CPAs, a public accounting firm; and CFO of Michelson Energy Corporation, a privately held energy company with exploration, production and well servicing operations.

Mr. Smith received a Bachelor of Science from Texas A&M University in 1976 and a Master of Professional Accounting from the University of Texas at Austin in 1981. His professional experience also includes managerial positions in an international CPA firm, as well as financial officer or ownership positions in various enterprises in agriculture, energy and real estate.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
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PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On July 10, 2012, the Company issued a press release announcing the appointment of Mr. Wohler as Chief Executive Officer, the appointment of Mr. J.W. Rhea, IV as Chief Operating Officer, and the appointment of Mr. James B. Smith as Chief Financial Officer. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                          DESCRIPTION
     -----------               ----------------------------------
        99.1                   Press Release, dated July 10, 2012










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    LATITUDE SOLUTIONS, INC.



                                    BY: /s/ Jeffrey Wohler
                                    --------------------------------------------
                                    Jeffrey Wohler, Chief Executive Officer


                                    Date:  July 10, 2012








































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